Exhibit 99

NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Jeffrey W. Basch
Mayfield Village, Ohio 44143	(440) 446-2851
http://www.progressive.com

FOR IMMEDIATE RELEASE

MAYFIELD VILLAGE, OHIO—August 12, 2004 — The Progressive Corporation today reported the following results for July 2004:

	July	July
($ in millions, except per share amounts)	2004	2003	Change
Net premiums written	$1,298.8	$1,212.1	7%
Net premiums earned	1,257.1	1,110.0	13%
Net income	168.1	141.9	18%
Per share	.77	.64	19%
Combined ratio	82.6	85.9	3.3 pts.

See the “Income Statement” for further month and year-to-date information.

     Progressive’s Personal Lines business units write insurance for private passenger automobiles and recreation vehicles. Progressive’s Commercial Auto business unit writes primary liability, physical damage and other auto-related insurance for automobiles and trucks owned by small businesses. The Company’s other businesses principally include writing directors’ and officers’ liability insurance and managing the Company’s run-off businesses. See “Supplemental Information” for the month and year-to-date results.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
INCOME STATEMENT
July 2004
(millions – except per share amounts)
(unaudited)

	Current Month	Comments on Monthly Results[1]
Direct premiums written	$1,333.2

Net premiums written	$1,298.8

Revenues:
Net premiums earned	$1,257.1
Investment income	40.0
Net realized losses on securities	(.6)
Service revenues	4.7

Total revenues	1,301.2

Expenses:
Losses and loss adjustment expenses	796.0
Policy acquisition costs	134.8
Other underwriting expenses	107.1
Investment expenses	1.5
Service expenses	2.3
Interest expense	6.7

Total expenses	1,048.4

Income before income taxes	252.8
Provision for income taxes	84.7

Net income	$168.1

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	216.2

Per share	$.78

Diluted:
Average shares outstanding	216.2
Net effect of dilutive stock-based compensation	3.1

Total equivalent shares	219.3

Per share	$.77

1See the Monthly Commentary at the end of this release for additional discussion. Also see the Company’s 2003 Annual Report at progressive.com/annualreport for a complete description of its reporting and accounting policies.

The following table sets forth the total return on investments for the month:

       Fully taxable equivalent total return:

Fixed income securities	.8%
Common stocks	(3.7)%
Total portfolio	.1%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
INCOME STATEMENTS
July 2004 Year-to-Date
(millions – except per share amounts)
(unaudited)

	Year-to-Date
	2004	2003	% Change
Direct premiums written	$8,141.8	$7,278.5	12

Net premiums written	$7,937.7	$7,114.2	12

Revenues:
Net premiums earned	$7,584.6	$6,483.2	17
Investment income	279.6	264.3	6
Net realized gains on securities	55.5	17.8	212
Service revenues	29.2	23.3	25
Other income[1]	—	30.4	NM

Total revenues	7,948.9	6,819.0	17

Expenses:
Losses and loss adjustment expenses	4,848.8	4,391.3	10
Policy acquisition costs	817.1	716.2	14
Other underwriting expenses	707.5	562.6	26
Investment expenses	7.7	6.6	17
Service expenses	14.4	14.8	(3)
Interest expense	46.9	55.8	(16)

Total expenses	6,442.4	5,747.3	12

Income before income taxes	1,506.5	1,071.7	41
Provision for income taxes	492.1	352.0	40

Net income	$1,014.4	$719.7	41

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	216.3	217.7	(1)

Per share	$4.69	$3.31	42

Diluted:
Average shares outstanding	216.3	217.7	(1)
Net effect of dilutive stock-based compensation	3.5	3.7	(5)

Total equivalent shares	219.8	221.4	(1)

Per share	$4.62	$3.25	42

1Amount represents estimated interest earned through July 2003 on an income tax refund the Company received in 2004.

The following table sets forth the total return on investments for the year-to-date period:

	2004	2003
Fully taxable equivalent total return:
Fixed income securities	1.6%	1.9%
Common stocks	(.6)%	13.8%
Total portfolio	1.4%	3.6%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
July 2004
($ in millions)
(unaudited)

Current Month

	Personal Lines			Commercial
				Auto	Other	Companywide
	Agency	Direct	Total	Business	Businesses	Total
Net Premiums Written	$768.8	$370.2	$1,139.0	$156.9	$2.9	$1,298.8
% Growth in NPW	4%	11%	6%	19%	(59)%	7%
Net Premiums Earned	$752.9	$354.4	$1,107.3	$146.3	$3.5	$1,257.1
% Growth in NPE	11%	17%	13%	22%	(50)%	13%
GAAP Ratios
Loss/LAE ratio	64.7	62.4	63.9	58.8	52.6	63.3
Expense ratio	19.2	19.4	19.3	18.6	36.6	19.3

Combined ratio	83.9	81.8	83.2	77.4	89.2	82.6

Actuarial Adjustments[1]
Reserve Decrease/(Increase)
Prior accident years						$2.5
Current accident year						(8.8)

Calendar year actuarial adjustment	$(3.8)	$(2.5)	$(6.3)	$(.3)	$.3	$(6.3)

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$2.5
All other development						26.7

Total development						$29.2

Calendar year loss/LAE ratio						63.3

Accident year loss/LAE ratio						65.6

Statutory Ratios
Loss/LAE ratio						63.4
Expense ratio						18.9

Combined ratio						82.3

1 Represents adjustments solely based on the Company’s corporate actuarial review.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
July 2004 Year-to-Date
($ in millions)
(unaudited)

Year-to-Date

	Personal Lines			Commercial
				Auto	Other	Companywide
	Agency	Direct	Total	Business	Businesses	Total
Net Premiums Written	$4,733.4	$2,236.4	$6,969.8	$952.8	$15.1	$7,937.7
% Growth in NPW	9%	16%	11%	17%	(66)%	12%
Net Premiums Earned	$4,570.2	$2,129.9	$6,700.1	$863.5	$21.0	$7,584.6
% Growth in NPE	15%	21%	16%	25%	(52)%	17%
GAAP Ratios
Loss/LAE ratio	64.9	63.8	64.6	58.8	67.0	63.9
Expense ratio	20.0	20.6	20.2	19.0	39.8	20.1

Combined ratio	84.9	84.4	84.8	77.8	106.8	84.0

Actuarial Adjustments[1]
Reserve Decrease/(Increase)
Prior accident years						$28.2
Current accident year						(17.2)

Calendar year actuarial adjustment	$5.7	$2.4	$8.1	$3.5	$(.6)	$11.0

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$28.2
All other development						15.2

Total development						$43.4

Calendar year loss/LAE ratio						63.9

Accident year loss/LAE ratio						64.5

Statutory Ratios
Loss/LAE ratio						64.0
Expense ratio						19.4

Combined ratio						83.4

Statutory surplus						$5,471.3

Policies in Force	July	July
(in thousands)	2004	2003	Change
Agency – Auto	4,201	3,849	9%
Direct – Auto	2,012	1,763	14%
Other Personal Lines[2]	2,306	1,939	19%

Total Personal Lines	8,519	7,551	13%

Commercial Auto Business	410	343	19%

1 Represents adjustments solely based on the Company’s corporate actuarial review.

2 Includes insurance for motorcycles, recreation vehicles, mobile homes, watercraft, snowmobiles, homeowners and similar items.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions– except per share amounts)
(unaudited)

July
2004
CONDENSED GAAP BALANCE SHEET:[1]
Investments -
Available-for-sale:
Fixed maturities, at market (amortized cost: $9,762.1)	$9,829.4
Equity securities, at market:
Preferred stocks (cost: $857.6)	864.4
Common equities (cost: $1,600.8)	1,950.3
Short-term investments, at amortized cost (market: $1,899.2)	1,899.2

Total investments[2]	14,543.3
Net premiums receivable	2,354.0
Deferred acquisition costs	456.1
Other assets	1,296.6

Total assets	$18,650.0

Unearned premiums	$4,265.4
Loss and loss adjustment expense reserves	4,995.7
Other liabilities[2]	2,254.6
Debt	1,290.1
Shareholders’ equity	5,844.2

Total liabilities and shareholders’ equity	$18,650.0

Common Shares outstanding	217.0
Shares repurchased – July	.5
Average cost per share	$76.80
Book value per share	$26.93
Return on average shareholders’ equity	29.5%
Net unrealized pre-tax gains on investments	$423.6
Debt to total capital ratio	18.1%

[1]Pursuant to SFAS 113, “Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts,” loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $252.5 million.

[2]Amounts include net unsettled security acquisitions of $741.8 million.

     Monthly Commentary

•	Growth continued to slow in the Company’s Personal Lines businesses. Ten markets had year-to-date net premiums written growth of 20% or greater; these markets represented 14% of the total Personal Lines premiums. Eighteen states (42% of total Personal Lines) grew less than 10%.

•	The growth in Commercial Auto reflects variation in the processing of applications on a month-to-month basis. Accordingly, June written premium was depressed while July was enhanced.

•	The Company continued to experience strong profitability. Only two markets in which the Company writes Personal Lines business were unprofitable for the month; for the year-to-date period, all Personal Lines markets were profitable.

•	The pretax recurring book yield of the investment portfolio was 3.6% for the month and 3.8% year-to-date.

•	At July month-end, the net unrealized gains in the investment portfolio were $423.6 million, a decrease of $219.8 million from year-end 2003. In the fixed-income portfolio, the duration was 2.9 years and the weighted average credit quality remained AA.

The Progressive group of insurance companies ranks third in the nation for auto insurance based on premiums written, offering its products by phone at 1-800-PROGRESSIVE, online at progressive.com and through more than 30,000 independent agencies and insurance brokers. The Common Shares of The Progressive Corporation, the holding company, are publicly traded at NYSE:PGR.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets); the accuracy and adequacy of the Company’s pricing and loss reserving methodologies; pricing competition and other initiatives by competitors; the Company’s ability to obtain regulatory approval for requested rate changes and the timing thereof; the effectiveness of the Company’s advertising campaigns; legislative and regulatory developments; the outcome of litigation pending or that may be filed against the Company; weather conditions (including the severity and frequency of storms, hurricanes, snowfalls, hail and winter conditions); changes in driving patterns and loss trends; acts of war and terrorist activities; court decisions and trends in litigation and health care and auto repair costs; and other matters described from time to time by the Company in releases and publications, and in periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for a major contingency. Reported results, therefore, may appear to be volatile in certain accounting periods.